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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  June 29, 2001
                                                          -------------


                                  Curis, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

       000-30347                                  04-3505116
------------------------                     -------------------
(Commission File Number)                      (I.R.S. Employer
                                             Identification No.)

61 Moulton Street
Cambridge, Massachusetts                               02138
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(Address of Principal Executive Offices              (Zip Code)

                                (617) 503-6500
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
        --------------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)
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     ITEM 5.   OTHER EVENTS.

     On June 29, 2001, Curis, Inc. entered into a purchase and sale agreement with Micromet, AG, a German corporation, pursuant to which Curis assigned its single-chain-polypeptide technology to Micromet in exchange for approximately U.S.$14 million in a combination of cash, equity of Micromet, and a promissory note convertible into the equity of Micromet.

     In addition, on June 29, 2001, Curis entered into a letter of intent with Micromet pursuant to which the parties agreed to enter into a target research and license agreement and a development agreement. It is intended that these agreements will provide Curis with royalties on Micromet's product revenues, if any, arising out of the assigned technology, joint ownership of future product discoveries, if any, arising out of the collaboration, and access by Curis to Micromet's proprietary single cell analysis of gene expression technology.

     A copy of the purchase and sale agreement is filed as Exhibit 2.1 to this Report and is incorporated herein by reference. A copy of the letter of intent is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

     Not applicable.

     (c)  Exhibits.
          --------

               Exhibit                           Description
               -------   ------------------------------------------------------
               +  2.1    Agreement for Purchase and Sale of Single-Chain
                         Polypeptide Business dated as of June 29, 2001 between
                         Curis, Inc. and Micromet, AG

                 99.1 Letter of Intent dated June 29, 2001 between Curis, Inc. and Micromet, AG

     +    Confidential treatment has been requested as to certain portions of this exhibit.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 2001                           CURIS, INC.
                                        --------------------------
                                             (Registrant)


                                        By: /s/ Dan Passeri
                                            ----------------------------------
                                            Dan Passeri
                                            Senior Vice President, Corporate
                                            Development and Strategic Planning

                                       3
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                                                                    Exhibit 2.1
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Insert Attachment A

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